SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

 [ X ]

Pre-Effective Amendment No.

[    ]

Post-Effective Amendment No. 5

[ X]

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

[ X ]

Amendment No. 6

[ X ]

(Check appropriate box or boxes.)

Bertolet Capital Trust

(Exact Name of Registrant as Specified in Charter)

1414 Sixth Avenue, Suite 900

New York, NY 10019

(Address of Principal Executive Offices)

(212) 508-4537

Registrant’s Telephone Number, including Area Code

John E. Deysher

1414 Sixth Ave., Suite 900,

New York, NY 10019

(Name and Address of Agent for Service)

With copy to:

Joann Strasser

Thompson Hine

312 Walnut Suite 1400

Cincinnati, Ohio 45202

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective:

[    ] immediately upon filing pursuant to paragraph (b)

[ X] on May 1, 2007 pursuant to paragraph (b)

[   ] 60 days after filing pursuant to paragraph (a)(1)

[    ] on May 1, 2007 pursuant to paragraph (a)(1)

[   ] 75 days after filing pursuant to paragraph (a)(2)

[   ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

PROSPECTUS- PINNACLE  VALUE FUND                         May 1, 2007

A SERIES OF THE BERTOLET CAPITAL TRUST- NO LOAD SHARES

c/o Mutual Shareholder Services

8000 Towne Centre Dr- 400

Broadview Heights, OH 44147

877-369-3705 toll free,  440-922-0066 in Ohio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

INVESTMENT OBJECTIVE

PRINCIPAL INVESTMENT STRATEGIES

PRINCIPAL INVESTMENT RISKS

PERFORMANCE

FEES AND EXPENSES

FINANCIAL HIGHLIGHTS

MANAGEMENT OF THE FUND

DIVIDENDS, DISTRIBUTIONS AND TAXES

NET ASSET VALUE (NAV) PER SHARE

FAIR VALUE PRICING OF SECURITIES

SIZE LIMITATIONS

HOW TO PURCHASE SHARES

AUTOMATIC INVESTMENT PLAN

OTHER INFORMATION ON PURCHASE OF SHARES

HOW TO REDEEM SHARES

OTHER INFORMATION  ON REDEMPTION OF SHARES

MARKET TIMING- FREQUENT TRADING

PRIVACY POLICY

ADDITIONAL INFORMATION

PINNACLE  VALUE FUND

INVESTMENT OBJECTIVE

Long term capital appreciation with income as a secondary objective.

PRIMARY INVESTMENT STRATEGIES

The Fund emphasizes a “value” style of investing and will focus on the fundamentals of the underlying business rather than macro factors like the direction of interest rates or the  economy. The Fund will invest in a diversified portfolio of securities issued by small- and micro-cap companies which the Fund’s Adviser believes are trading at significant discounts to underlying earnings power or asset value.  Normally the Fund will invest at least 80% of its assets in equity or convertible securities. Companies chosen will generally have market capitalizations of less than $1 billion at the time of investment.

The Fund invests in securities of companies that the Adviser believes are currently undervalued and have the potential for significant capital appreciation. These may include common and preferred stocks, convertible securities and special situations which may include turnarounds, spin-offs, reorganizations, broken IPOs, rights and warrants. The Fund will use a “bottom up” approach employing fundamental analysis to identify undervalued companies. These companies are often out of favor or overlooked in the marketplace and may trade at depressed prices which may not reflect true economic value. Many may be orphaned stocks or neglected by  large institutional investors.

Intense due diligence will be employed by the Adviser to assess company prospects via rigorous quantitative and qualitative analysis. This may include speaking with management, customers, competitors, vendors, Wall Street analysts, industry specialists and others to assess strategic, financial and operating priorities. Adviser will seek to invest in companies with strong balance sheets, capable management, attractive business niches, ownership of valuable franchises or trade names, sound accounting practices, large insider ownership and securities with above average yields or which trade at low price-to-earnings (P/E), price-to-cash flow (P/CF) and price-to-book (P/B) multiples.

The Fund will often seek catalysts which may accelerate the realization of significant gains in earnings and net worth. These may include a new management team, new products or distribution channels, cost reduction initiatives, an active acquisition or divestiture program,  investments in new technologies, share repurchases, asset sales or a cyclical rebound in earnings.  If suitable purchase candidates can not be found, the Fund may invest in cash equivalents, which may inhibit performance in a rising market.

The Fund will employ a disciplined trading strategy. Limit orders will generally be used when buying or selling securities. In purchasing shares, the Fund will attempt to build its position over time without moving prices. It will gradually scale into a position while becoming more comfortable with management, company prospects and the way the security trades. Accumulating a full position may take months. The Fund will sell securities when they become fully valued or if their fundamentals deteriorate.

If suitable purchase candidates cannot be found or in response to adverse market conditions the Fund may purchase defensive investments such as money market funds, short term debt obligations or other high quality investments. If the Fund acquires money market funds, Fund shareholders will be subject to duplicative advisory fees and other expenses. During such periods, the Fund may not achieve its objectives.

PRINCIPAL INVESTMENT RISKS

1. General risk. There is no assurance the Fund will meet its investment objective. Investors could lose money by investing in the Fund. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency .

2.

Stock market risk. Common stocks or securities convertible into common stocks are more volatile than other investments such as debt securities. A stock market decline may lead to declines in individual securities or market segments. The Fund may experience a substantial or complete loss on an individual security.

3.

Value style risk. The value approach carries the risk that securities chosen may remain undervalued. The market may not recognize a company’s true intrinsic value for a long time or a company judged to be undervalued may be appropriately priced. Value stocks as a  group may be out of favor while the market focuses on “growth” stocks.

4.

Small company risk. Investing in small company securities involves special risks.

Small companies often have limited customers, product lines, marketing budgets, distribution channels, management talent, financial resources and are more vulnerable to economic downturns. Prices of small company securities are more volatile than those of large companies and are more likely to be adversely affected by poor market conditions.

5. Liquidity risk. The Fund may invest in securities that are not well known to the general public, have limited float or lack significant institutional ownership, making it difficult to sell portfolio positions at an optimal time or price. The Fund should not be used by market timers, momentum investors or short term traders.

6. Portfolio strategy risk. Fund success will in part be determined by the Adviser’s skill at choosing appropriate investments and executing portfolio strategy effectively.

A description of the Fund’s policies and procedures with respect to disclosure of its portfolio securities is available in the Fund’s Statement of Additional Information.

PERFORMANCE

The following table and bar chart provides an indication of past rewards and risks of investing in the Fund and compares the Fund’s performance to the Russell 2000 Index performance. Past performance does not indicate how the Fund will perform in the future.

Annualized Total Returns-Percentages for periods ended Dec.31,2006  1 Year  Inception*

Return Before Taxes	13.2%	14.8%
Return After Taxes on Distributions (1)	12.1	13.3
Return After Taxes on Distributions and Sale of Fund Shares(1)	10.3	11.6
Russell 2000 (reflects no deduction for fees, expenses or taxes)(2)	18.4%	24.1%

* Fund commenced operations April 1, 2003 .

(1)After tax returns are calculated by applying the highest individual federal income tax rate and do not reflect state and local taxes. After tax returns depend on the investor’s tax status and may differ from those shown. After tax returns are not relevant to investors who hold Fund shares in tax deferred accounts like IRAs. After tax returns exclude the 1% redemption fee on all shares redeemed within one year of purchase.

(2) Russell 2000 is an unmanaged stock index including the smallest 2,000 cos. (based on market cap) of the top 3000 cos. tracked by Frank Russell Company.

The Fund’s best calendar quarter return was    4Q, 2004: 13.2%

The Fund’s worst calendar quarter return was 1Q, 2005: -0.3%

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold Fund shares:

Shareholder fees (fees paid directly from your investment)

Sales load imposed on purchases....................................................................  .......None

Sales load imposed on reinvested dividends or cap gains ...........……................... None

Redemption fee:  For shares held at least one year (1)…….................……...........None

                           For shares held less than one year……….……….....................1.00%

Annual Fund Operating Expenses (expenses deducted from Fund assets):

                             Advisory fee (2)…..............……………....................….......…..1.25%

                             Distribution (12b-1) fees (3)………………………………………0%

                             Other expenses…...….……………………………………….   0.37%

                             Acquired Fund Fees and Expenses (4)                                        0.43%

                             Total Operating Expenses (before waiver)…………………..   2.05%

                                             Fee Waiver…………………………………………. 0.13%

                                             Net Operating Expenses (5)……………………….   1.92%

(1) All wire redemptions are charged $20 per wire redemption regardless of time held.

(2)

Advisory fee is accrued daily and payable monthly at an annual rate of 1.25% of the Fund’s average net assets up to $300 million and 1.00% of average net assets thereafter.

(3)

Although the Board of Trustees has adopted a Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940 with an annual fee of 0.25% of average net assets, the Plan will not be implemented while this Prospectus is in effect.

(4)  In the interest of limiting Fund expenses, Adviser has agreed to waive its fees and reimburse Fund expenses in order to limit net operating expenses to 1.49% of average net assets (excluding Acquired Fund Fees and Expenses) through May 1, 2008. Adviser will be entitled to reimbursement of fees waived or expenses reimbursed by Adviser to the Fund. Fees waived and expenses reimbursed during a given year may be paid to Adviser during the following  three year period to the extent that payment of such expenses does not cause the Fund’s total operating expenses to exceed the 1.49% limitation (excluding Acquired Fund Fees and Expenses). If the 12b-1 Plan is implemented after May 1, 2008 the operating expense limit will be adjusted to an annual rate of 1.74% of average net assets (excluding Acquired Fund Fees and Expenses).

(5) Acquired Fund Fees and Expenses are indirect costs of investing in other funds. Total Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or Prospectus Financial Highlights) since the financial statements include only direct operating expenses not indirect costs of investing in other funds. Excluding indirect costs of investing in other funds, Total Operating Expenses (before waiver) are 1.62% and Net Operating Expenses are 1.49%.

EXAMPLE

This example is intended to help you compare the cost of  investing in the Fund with the cost of investing in other mutual funds.

Example assumes you invest $10,000 in the Fund for the time periods shown and then redeem all shares at the end of those time periods. Example assumes your investment returns 5% each year and the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on the assumptions, your costs would be:

1 year         3 years          5 years         10 years

$165            $511             $881           $1,922

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance since inception and reflects financial results for a single Fund share. Total returns represent the rate an investor would have earned on a Fund investment assuming reinvestment of all distributions. This information has been audited by Tait, Weller & Baker LLP  , whose report, along with the Fund’s financial statements, is included in the Fund’s 2006 Annual Report to Shareholders, which is available upon request.

Period Ended December 31,	2006	2005	2004	2003*
Net Asset Value, Beginning of Period	$13.09	$12.84	$11.27	$10.00
Net investment income(loss)**	.24	0.15	(0.02)	(0.09)
Net gains or losses on securities
(realized and unrealized)	1.49	0.94	2.23	1.46
Total from investment operations	1.73	1.09	2.21	1.37
Distributions from net investment income	(0.20)	(0.10)	0.00	0.00
Distributions from capital gains	(0.74)	(0.74)	(0.64)	(0.10)
Return of Capital	(0.08)	0.00	0.00	0.00
	(1.02)	(0.84)	(0.64)	(0.10)
Paid in Capital from Redemption Fees	0.00	0.00	0.00	0.00
Net Asset Value, End of Period	$13.80	$13.09	$12.84	$11.27
Total Return	13.23%	8.53%	19.65%	13.71%

Ratios/Supplemental Data
Net assets, end of period (thousands)	$30,577	$17,175	$7,633	$4,725
Before Reimbursement
Ratio of expenses to average net assets	1.62%	1.90%	2.17%	4.00%
Ratio of net income(loss) to average net assets	1.64%	0.68%	(0.54%)	(3.38%)
After Reimbursement
Ratio of expenses to average net assets	1.49%	1.49%	1.79%	1.78%
Ratio of net investment income(loss) to net assets	1.77%	1.10%	(0.16)%	(1.16)%
Portfolio turnover rate	29.4%	27.9%	71.7%	68.5%

*Fund commenced operations on April 1,2003. Fund total return for 2003 not annualized.

** Per share net investment income(loss) calculated on average shares outstanding.

MANAGEMENT OF THE FUND

Board of Trustees

The Board of Trustees (Board) has overall responsibility for the oversight of the Fund. The Board formulates the general policies and meets periodically to review the Fund’s performance, monitor investment activities and discuss matters affecting the Fund.

The Adviser

Bertolet Capital LLC, 1414 Sixth Ave,-900, New York, NY 10019 manages the Fund investments pursuant to an Investment Advisory Agreement (Agreement). Subject to the general supervision of the Board, Adviser manages the Fund in accordance with its investment objectives and policies and maintains related records. Adviser is a privately held Limited Liability Company registered as an investment adviser with the SEC.

Adviser is paid a fee which is accrued daily and payable monthly at an annual rate of 1.25% of average net assets up to $300 million and 1% of average net assets thereafter.

For 2006, actual net fees(after waivers) paid to Adviser on average net assets were 1.12%.

A discussion regarding the basis for the Board’s approval of the Agreement is available in the Fund’s Semi- annual Report to Shareholders.

Portfolio Manager

John E. Deysher, Adviser President, has been responsible for supervising the Fund's daily investment activities since inception, April 2003. Mr. Deysher has 20 years of investment management experience. From 1990 to Dec. 2002, Mr. Deysher was  Portfolio Manager, Senior Analyst with Royce & Assoc., an investment firm specializing in small cap value stocks and adviser to several mutual funds including the Pennsylvania Mutual Fund. The Fund’s Statement of Additional Information provides additional information about the Portfolio Manager’s compensation, management of other accounts and Fund ownership.

Mr. Deysher started his investment career with Kidder Peabody in 1983 where he  managed equity and fixed income portfolios for individuals and small institutions.

He holds a Bachelor’s degree from the Pennsylvania State University, and Masters degrees from Indiana University, Bloomington (Business) and the University of California, Berkeley (Science). He is a CPA and CFA (Chartered Financial Analyst).

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund qualifies and intends to continue to qualify as a regulated investment company under Subchapter M of Internal Revenue Code so as to be relieved from federal income tax on net realized gains and net investment income distributed to shareholders. To qualify as a regulated investment company, Fund must, among other things, distribute to shareholders substantially all income from dividends, interest, net realized capital gains and all other income derived from its business of investing in securities.

The Fund intends to distribute to all shareholders, at least annually, usually in December, substantially all net investment income and net realized capital gains. These will be reinvested in additional shares unless shareholder has requested payment by check.

Distributions are taxable whether received in cash or reinvested in additional Fund shares.

For Federal income tax purposes, Fund distributions, whether received in cash or reinvested in additional shares, from net investment income and net realized short term gains are taxable to you as ordinary income, except that distributions of qualifying dividends from domestic corporations and qualified foreign corporations are taxable at 15% (5% for 10% and 15% tax brackets). Distributions of net long term capital gains are taxable as long term capital gains regardless of length of time Fund shares are held.

You will be advised annually of the source of distributions for tax purposes.

Distributions are paid to all shareholders invested in the Fund as of the record date, the date on which the shareholder must officially own shares to receive the distribution.

If you purchase shares just before the Fund declares an income or capital gain distribution, you will pay full price for shares and then receive a portion of price back in the form of a taxable distribution, whether or not you reinvest the distribution in Fund shares. Therefore, you should consider the tax implication of buying shares just before the Fund declares a distribution. Please contact the Fund for information on distributions.

The redemption of shares is a taxable event which may create a capital gain or capital loss. The Fund will report to redeeming shareholders the proceeds of their redemptions. Because the tax consequences of a redemption will depend on the shareholder's basis in the redeemed shares, shareholders should retain their account statements to determine their tax liability. A loss realized on the taxable disposition of Fund shares may be disallowed if additional shares are purchased within 30 days before or after such sale.

The Fund is required to withhold a portion of taxable income or capital gains distributions and redemptions paid to non corporate shareholders who have not complied with IRS taxpayer identification regulations. Shareholders may avoid this withholding requirement by placing on the Account Application Form their proper Social Security or Taxpayer Identification Number and stating they are not subject to withholding taxes.

The discussion of federal income taxes above is for general information only. The Statement of Additional Information includes a description of federal income tax aspects that may be relevant. Investors should consult their tax advisers for further clarification.

NET ASSET VALUE (NAV) PER SHARE

Net asset value (NAV) per share is determined as of the close of regular trading on the New York Stock Exchange (Exchange), normally 4:00PM EST each business day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. Fund shares are bought or redeemed at their NAV next determined after an order is received in good form with all supporting documentation and required signatures by the  Transfer Agent. NAV per share is determined by dividing the total value of the Fund's investments and other assets less any liabilities by the number of outstanding shares.

In determining NAV, securities listed on an exchange or NASDAQ are valued at the last reported sale price prior to the time the valuation is made. If no sale is reported that day, securities are valued at the bid price for exchange listed and NASDAQ securities.

Bonds and fixed income securities may be valued by reference to bonds with comparable ratings, interest rates and maturities using established independent pricing services.

Securities for which no market quotations are readily available are valued at their fair value under procedures established and supervised by the Board of Trustees.

FAIR VALUE PRICING OF SECURITIES

Under the following circumstances, the Fund will use fair value pricing methods to assign a price to a security where market quotations are not readily available or reliable:

1. Exchange listed or National Assoc. of Securities Dealers Automated Quotation (NASDAQ) securities which have been suspended from trading.

2. When fewer than two market makers are regularly quoting bids for NASDAQ or non-NASDAQ (Bulletin Board, Pink Sheets) over the counter securities.

3. For all restricted securities where no market price exists.

4. Under any other circumstance deemed appropriate by the Portfolio Manager.

The use of fair value pricing may affect Fund shareholders in the following ways: The fair value assigned to a security will impact the Fund’s NAV and, by extension, the value of shares owned. It will also impact the value of the Fund’s net assets on which the Fund pays an advisory fee. For example, advisory fees could be inflated if optimistic values are assigned, even if unintentionally. There is also the possibility that the value used by the Fund may be different from the values used by other funds to price the same security.

For any portion of  Fund’s assets invested in other mutual funds, that portion of the Fund’s NAV is calculated based on the NAV of that mutual fund whose prospectus explains the circumstances and effects of fair value pricing for that fund.

SIZE LIMITATIONS

Because of its specialized nature, the Fund intends to cease selling shares to new investors when total assets reach $500 million, although it retains the right to close the Fund at lower asset levels.  The Board, in consultation with the Adviser, may reopen the Fund at any time at its discretion.

HOW TO PURCHASE SHARES

You pay no sales charge to purchase Fund shares. You may purchase shares at the NAV per share next calculated after the Transfer Agent has received the request in good order. The NAV per share is calculated by the Mutual Shareholder Services (Fund Accountant), at the close of business (currently 4:00 PM EST) each day the Exchange is open. If your order is received prior to 4:00PM, your order will be priced at that day’s NAV. If your order is received after 4:00PM or on a day the Exchange is closed, your order will be priced at the next calculated NAV. The Fund does not accept orders that request a particular day or price for the transaction or any other special conditions.

You will receive a confirmation of each transaction and quarterly statements showing your balance and account activity. You should verify statement accuracy upon receipt.

A minimum initial investment of $2500 is required to open an account ($1500 for IRAs) with subsequent minimum investments of $100 (including IRAs). Investment minimums may be waived at the discretion of the Adviser.

When you purchase Fund shares, the Transfer Agent will establish an account to which all full and fractional shares will be credited.  The Fund will not issue share certificates evidencing Fund ownership. Your account will be credited with the number of shares purchased, relieving you of the responsibility for safekeeping certificates.

Fund purchases may be made in the following manner:

By mail. Complete and sign the Account Application and mail with your check payable to “Pinnacle Value Fund” to: Pinnacle Value Fund

                                               Mutual Shareholder Services

                                               8000 Towne Centre Dr.- 400

                                               Broadview Hts, OH  44147

By wire. To expedite your investment, you may advise your bank or broker to transmit funds via Federal Reserve Wire System to U.S. Bank N.A., our custodian. Your bank or broker may charge a wire transfer fee which is your responsibility. Please contact Mutual Shareholder Services at 877-369-3705 (toll free) for wire transfer instructions. Neither Fund, Mutual Shareholder Services or Adviser will assume any liability for share purchase delays due to investor failure to provide prompt notification of wire transfers.

Through financial intermediaries. If you invest through a broker-dealer or other financial institution, policies and fees charged by that institution may be different from those of the Fund. Broker-dealers, advisers, retirement plans or others may charge transaction fees or set different investment minimums or limitations on buying or selling shares. Consult your financial representative for availability of funds or if you have any questions about any such fees or limitations before buying or selling Fund shares.

AUTOMATIC  INVESTMENT PLAN (AIP)

The AIP provides a convenient way for you to have money deducted from your savings, checking or other accounts for investment in Fund shares. You may enroll in the AIP by completing the Automatic Investment Plan portion of the application. You may enroll only if you have an account maintained at a domestic financial institution which is an Automated Clearing House (ACH) member for automatic withdrawals under the plan. The AIP does not assure a profit or protect against loss. You will be charged a fee if there are insufficient funds in your financial institution account to cover your Fund purchase.

You may terminate your AIP at any time by written notification to the Transfer Agent.

OTHER INFORMATION ON PURCHASE OF SHARES

The Fund reserves the right to reject any order, to cancel any order due to non payment and to waive or lower the investment minimums. If an order is canceled because your check does not clear, you will be responsible for any loss the Fund incurs. If you are an existing shareholder, the Fund will redeem shares from your account to reimburse it for any loss. A fee will be charged for all checks that fail to clear. For redemptions made shortly after purchase, the Fund will timely process the redemption but will delay payment until clearance of the purchase check. Shares held less than one year are subject to a redemption fee of 1% of proceeds. In the event the Fund cannot recover from the investor, the Fund Accountant will be responsible for any loss. Cash, travelers checks, credit card checks and foreign currency are not accepted. Third party checks are acceptable provided they are drawn on a US financial institution and are payable to the shareholder of record for the account of deposit.

HOW TO REDEEM SHARES

All Fund shares offered for redemption will be redeemed at the Fund’s NAV (less any applicable redemption fee) next determined after the Transfer Agent receives the redemption request in good order. Since the Fund’s NAV will fluctuate because of changes in the market value of the Fund’s portfolio holdings, redemption proceeds may be more or less than the amount you paid for the shares being redeemed. Redemption proceeds will be mailed to the address of record or, if redemption proceeds are $10,000 or more, may be transmitted by wire, upon written request to the Transfer Agent, to your pre-designated account at a domestic bank. You will be charged a wire transfer fee. Redemption proceeds will generally be mailed within 7 days of receipt of your request.

Redemption by Mail.

Shares may be redeemed by mail by writing directly to the Transfer Agent. The redemption request must be signed exactly as your name appears on the account application, with the signature guaranteed if required (see below), and must include your account number. If Fund shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the account. Signature guarantees are normally available from a bank, broker-dealer or other financial institution.  A notary public is not an acceptable guarantor.

Signature Guarantee Requirements.

 To protect you and the Fund against fraud, signatures on certain requests must have a “signature guarantee”.  The following requests require a signature guarantee:

(i) redemption proceeds sent to a different address from that on the account, (ii) proceeds are made payable to someone other than  account owner, (iii) redemption from an account where the name or address has changed within the last 30 days, (iv) the redemption request is for $25,000 or more.

Redemption by Phone.

You may redeem shares by telephone if you have elected telephone redemption privileges on your Account Application. When calling the Transfer Agent, you will need to provide your name(s), account number and password or additional forms of identification.

Telephone redemptions are convenient but this option involves a risk of loss from unauthorized or fraudulent transactions. Transfer Agent and Fund will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and reviewing all statements and transactions immediately for accuracy. Neither Fund nor Transfer Agent will be responsible for any losses due to telephone fraud so long as they have taken reasonable steps to verify the caller’s identity.

OTHER INFORMATION ON REDEMPTION OF SHARES

Redemption requests will not be processed until all necessary documents have been received in good order by the Transfer Agent. If you have any questions about what documents are required, please call the Transfer Agent at 1-877-369-3705 (toll free).

The Fund reserves the right to take up to 7 days to make payment if the Fund could be adversely affected by immediate payment. The Fund may suspend redemption privileges or postpone payment when the Exchange is closed all day or during what the SEC determines to be emergency circumstances.

Redemption in Kind. The Fund will normally make redemptions in cash but reserves the right to satisfy a redemption request by delivering selected shares or units of portfolio securities under certain circumstances. Any redemption in kind may include illiquid securities that may be difficult to sell at acceptable prices because of the lack of an available market. Shareholders who receive a redemption in kind may also incur costs to dispose of the securities they receive.

To discourage short term trading, a redemption fee of 1% of  proceeds is imposed if shares sold are held less than one year. The fee is payable from the redemption proceeds and is retained by the Fund for the benefit of all shareholders. The Fund may waive the redemption fee for mandatory retirement account withdrawals or other circumstances.

Because of the high cost of maintaining small accounts, the Fund may redeem your shares if your account value falls below the stated investment minimums due to redemptions. You will be given 30 days notice to reestablish the investment minimum. If you do not increase your balance, the Fund may close your account and send the proceeds to you .

MARKET TIMING-FREQUENT TRADING

The Fund is intended for long-term investment purposes and is not intended as a vehicle for shareholders to speculate on short-term market movements. It is the Fund’s policy to discourage trading in Fund shares that may be detrimental to long-term Fund owners.

One form of potentially detrimental trading is frequent, excessive, short-term trading or market timing (Market Timing). Market Timing is characterized by frequent purchase and redemption of Fund shares to profit from short-term price movements in the Fund’s NAV. Market Timing has not been defined by federal securities laws or regulation. However, it may be detrimental to long-term shareholders by diluting the value of long-term shareholder shares, disrupting portfolio strategy and execution, causing the Fund to hold larger cash balances than it normally would, increasing brokerage and related costs such as custody and administration and/or incurring additional tax liability.

To discourage Market Timing, Fund has adopted these policies applying to all accounts:

1. 1% redemption fee for all shares redeemed within one year of purchase.

   The fee is retained by the Fund for the benefit of all shareholders.

2. Transfer Agent does not accept payment for Fund shares after 4PM EST. Checks received after 4PM are held until the next business day and receive that day’s NAV.

3. Fund does not accept orders requesting a specific day, price or special consideration.

4. Fund may reject any purchase by any investor for any reason, including orders believed      to be from Market Timers. In particular, the Fund reserves the right to reject share purchases without prior notice when it detects a pattern of excessive trading. The Fund may close or  limit, without notice,  any account based on a history of Market Timing.

5.

Fund may not enter into any arrangements to permit Market Timing.

While these policies and procedures seek to discourage Market Timing in Fund shares, neither the Fund nor Adviser can guarantee they will be successful in doing so.

PRIVACY POLICY

Protecting your personal information is Fund priority. The Fund may collect non-public personal information on you in the following ways:

1.

From information provided by you on applications or other forms submitted to the Fund or Transfer Agent, and

2.

From information arising from your investment in the Fund.

The Fund utilizes electronic, procedural and physical controls in keeping with industry standards and procedures. For example, the Fund authorizes access to your personal and account information on a “need to know” basis to personnel utilizing this information to provide products and services to you. The Fund does not disclose any non-public personal information about you, except as permitted or required by law. For example, the Fund has entered into arrangements with the Adviser to provide investment advisory, administrative and other services and the Fund may disclose information about you to the Adviser, as defined herein, in connection with the Adviser’s responsibilities to the Fund.

ADDITIONAL  INFORMATION

Additional Fund information has been filed with the Securities and Exchange Commission in a Statement of Additional Information (SAI) dated the same date as this prospectus. The SAI provides more detailed Fund information and is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is also available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected Fund performance during its last fiscal year. If you wish to receive a free SAI copy or a report or have any inquiries about the Fund, please visit our website at www.pinnaclevaluefund.com or call the Transfer Agent at 1-877-369-3705 (toll free).

Additional information about the Fund including the SAI can be reviewed and copied at the Public Reference Room at the Securities and Exchange Commission in Washington, DC 20549-0102. The hours of operation may be obtained by calling  1-202-942-8090.

You can receive copies of this information, after paying a duplicating fee by writing to:

Public Reference Room

Securities and Exchange Commission

Washington, DC 20549-0102

or by emailing: publicinfo@sec.com

Free access to reports and other information about the Fund is available from the EDGAR Database on the SEC’s website at http://www.sec.gov.

The Fund’s Investment Company Act File No. is 811-21291.

STATEMENT OF  ADDITIONAL INFORMATION                              May 1, 2007

PINNACLE  VALUE FUND,  A SERIES OF THE BERTOLET CAPITAL TRUST

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Pinnacle Value Fund Prospectus dated May 1, 2007. This SAI incorporates by reference the Fund’s Annual Report for the year end Dec.31, 2006. You may obtain a Prospectus or most recent Annual or Semi-annual Report free of charge by writing to the Fund c/o Mutual Shareholder Services, 8000 Towne Centre Dr- 400, Broadview OH 44147 or calling 877-369-3705.

TABLE OF CONTENTS

GENERAL

INVESTMENT POLICIES AND RESTRICTIONS

BOARD OF TRUSTEES

CODE OF ETHICS

INVESTMENT ADVISER

TRUSTEES AND OFFICERS

PRINCIPAL HOLDERS OF FUND SHARES

TAX INFORMATION

PORTFOLIO TRANSACTIONS AND BROKERAGE

CUSTODIAN

TRANSFER AGENT/ FUND ACCOUNTING/ SHAREHOLDER SERVICES

DISTRIBUTOR/ UNDERWRITER

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DISTRIBUTION PLAN

CAPITAL STOCK INFORMATION

FINANCIAL STATEMENTS

PROXY VOTING POLICIES & PROCEDURES

PORTFOLIO HOLDINGS DISCLOSURE POLICY

GENERAL

Pinnacle Value  Fund  (“Fund”) is a diversified, open-end investment management company and the only series of the Bertolet Capital Trust, a Delaware business trust organized on Jan. 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares. Each Fund share has equal voting, dividend, distribution and liquidation rights.

The Fund will not hold annual shareholder meetings nor will any share certificates be issued. Shareholders are entitled to the same limitation of personal liability extended to shareholders of private corporations for profit organized under Delaware law.

The Trust will call a meeting of shareholders for the purpose of voting upon the removal of any trustee(s) when requested in writing by record holders of at least 10% of the Fund’s outstanding shares. The Trust’s Declaration of Trust contains procedures for the removal of trustees by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by affirmative vote of the majority shares outstanding, remove any trustee(s) from office and may elect a successor or successors to fill any resulting vacancies for any unexpired directors terms.

INVESTMENT POLICIES & RESTRICTIONS

The Fund’s investment objectives and the manner in which it pursues its investment objectives are discussed in the Prospectus. This section provides additional information on the types of securities the Fund may invest in and any restrictions thereon.

Short Term Investments. The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. In addition, Fund may invest in reverse repurchase agreements in an amount not exceeding 33 1/3% of the Fund’s total assets (including amount borrowed) less liabilities (other than borrowings). Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value.

While risk is low, these funds may lose value.

Foreign Securities. The Fund may invest in the common stock of foreign issuers whether traded on U.S. or foreign exchanges. The Fund may also invest in ADRs (American Depository Receipts) that are dollar denominated and issued by a U.S. bank or trust company and  represent ownership interests in foreign companies. Investment risks  include fluctuations in foreign currency exchange rates, political and economic instability, foreign taxation issues, different or lower standards of accounting, auditing and financial reporting, less developed securities regulation and trading systems and the risk that a country may impose controls on the exchange or reparation of foreign currency. Securities of foreign issuers may often be less liquid and exhibit greater volatility.

Securities traded on foreign exchanges are valued at the most recent reported sales price, or in the absence of a sale, at the current bid price adjusted for currency conversion. Because of foreign currency fluctuations and changes in the value of the Fund’s foreign holdings, the NAV may change on days that owners may not have access to the Fund.

For securities which trade primarily on exchanges in time zones different from the U.S., the Fund may fair value a security when the Adviser determines that a significant event has occurred after the close of a foreign exchange but before the close of the NYSE. Such significant event may impact an individual security, a particular industry or the market as a whole and result in market prices not being “readily available”. The use of fair value pricing is intended to eliminate pricing inaccuracies which may be caused by a significant event occurring after a foreign exchange has closed but before the Fund’s NAV is calculated, The use of fair value pricing may cause the Fund’s NAV to differ from the NAV that would be calculated using closing market prices.

Preferred Stocks. Generally, preferred stocks pay dividends at a specified rate and holders of such shares usually have preference over common stock holders in payments of dividends and liquidation of assets. Certain preferred stocks may pay a variable rate dividend including securities commonly referred to as auction rate or auction market preferreds, whose dividend rate is set through periodic reverse auctions.

Dividends on preferred stocks are generally payable at the discretion of issuer’s board of directors and Fund shareholders may lose money if dividends are not paid. Preferred stock prices may fall if interest rates rise or the issuer’s creditworthiness becomes impaired and it cannot make dividend payments.

Real Estate Investment Trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs are subject to declines in real estate values, adverse changes in economic conditions and rental income, overbuilding, increased competition, increases in property taxes and operating expenses.

REITs pay dividends to shareholders based on available funds from operations. Often the dividends exceed the REIT’s taxable earnings resulting in the excess portion of such dividends being treated as return of capital. The Fund intends to include the gross dividends from REITs in its distribution to shareholders and, accordingly, a portion of Fund’s distributions may also be designated a return of capital. Fund shareholders will be subject to management and other fees charged by the REITs in which the Fund invests.

Options on Equities. The Fund may occasionally invest in (buy) or write (sell) options on stocks or indexes to reduce volatility, hedge the portfolio, or generate additional income when the option contract is priced more attractively than the underlying security.

Options contracts may be volatile and could have durations up to three years.

Fund may enter into these transactions so long as the value of underlying securities on which the option contracts may be written at any one time does not exceed 100% of the Fund’s net assets, and so long as the initial margin required to enter into such contracts does not exceed 5% of the Fund’s total assets. Fund will do no “naked” call/ put writing.

If the Fund purchases an option and the price of the underlying stock or index fails to move in the anticipated direction, the Fund may lose most or all of the amount paid for the option plus commissions. If the Fund writes (sells) an option and the price of the underlying stock or index fails to move in the direction expected, the Fund’s losses could exceed the proceeds from the options written.

Fund may purchase put and call options. Put options are purchased to hedge against a decline in value of Fund securities. If a decline occurs, put options permit Fund to sell securities underlying such options at exercise price or to close out options at a profit. Premiums paid for put or call options plus commissions will reduce the benefit, if any, realized upon option exercise and unless price of underlying security rises or declines sufficiently, option may expire worthless. In addition, in the event that price of security in connection with option was purchased moves in a direction favorable to Fund, benefits realized as result of such favorable movement will be reduced by premium paid for option and related commissions. Written and purchased options produce no income.

Debt Securities. The Fund may invest in corporate (including convertible securities), U.S. Government and Agency debt securities including zero coupon bonds. Debt securities will fall in value if interest rates rise or the issuer’s creditworthiness becomes impaired and it is unable to make interest or principal payments.

Zero coupon bonds do not provide for cash interest payments but instead are issued at discount from face value. Each year, holders of such bonds must accrue a portion of discount as income. Because zero coupon issuers do not make periodic interest payments, zero coupon bond prices tend to be more volatile when interest rates change.

Unaffiliated Mutual Funds. The Fund may invest in securities of other registered investment companies (mutual funds). Fund shareholders will bear, albeit indirectly, a pro rata share of advisory fees and expenses charged by such mutual fund investments.

The Fund may not invest more than 5% or its total assets in the securities of a single investment company issuer or more than 10% of its total assets in the securities of  all investment company issuers. However, the Fund may invest beyond the 5 and 10 percent limits provided it does not own more than 3% of the total outstanding stock of the acquired company or impose a sales load of more than 1.5% on its shares and follows certain proxy voting requirements imposed by the Investment Company Act of 1940. Presently, the Fund imposes no sales load and has no intention of doing so.

Illiquid or Fair Valued Securities. Illiquid securities are securities that may be difficult to sell promptly at acceptable prices because of the lack of an available market . The price quoted for illiquid securities shall be the fair value determined by a method approved by the Board of Trustees. Because of the thin market for these securities, the Fund may not be able to dispose of them at the most favorable time or price. The Fund will not invest more than 15% of assets in illiquid or fair valued securities.

Restricted Securities. The Fund may invest in securities which are subject to resale restrictions because they have not been registered with the Securities and Exchange Commission (“SEC”) and are not readily marketable. Resale limitations may adversely impact their marketability and may prevent the Fund from disposing of them at reasonable prices. The Fund may bear the expense and time delays of registering such securities for resale and may lose money because prompt divestiture is not possible.

Rule 144A Securities. The Fund may purchase Rule 144A securities, which are not registered with the SEC and are often illiquid but are eligible for purchase and sale without limitation by qualified institutions.

Short Sales. The Fund may occasionally engage in short sales as a hedging technique to reduce investment risks and/or taxes. A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker-dealer, and consequently becomes obligated to replace that security. A short sale “against the box” is a short sale where the Fund owns an identical security to the one sold short thereby eliminating the risk of not being able to replace the shares borrowed. The effect of selling a security short against the box is to insulate that security from any future gain or loss.

The Fund may make short sales “not against the box”, meaning the Fund does not own securities identical to those sold short. For example, if the Fund owns a security that becomes the target for an acquisition offer calling for the exchange of common stock of the acquirer, an equivalent amount of the acquirer’s shares may be borrowed and sold short. Any such short sale will be made with the intention of later closing out (covering) the short position with the stock of the acquiring firm received upon consummation of the acquisition. The purpose of the short sale is to protect against a decline in the market value of the acquirer’s stock prior to the acquisition’s completion. However, should the transaction be called off or otherwise not completed, the Fund may realize losses on both its long position in the target company and its short position in the acquirer.

When the Fund does not own securities which are sold short, the Fund will maintain collateral consisting of cash, cash equivalents or liquid securities equal in value on a daily marked-to-market basis to the securities sold short. The Fund does not intend to sell short as a core portfolio strategy or for speculative purposes. The Fund may occasionally attempt to hedge its portfolio by initiating short positions on Exchange Traded Funds (ETFs) of popular security indexes such as the Russell 2000.

The Fund is a diversified fund, meaning that with respect to 75% of its assets (valued at the time of investment), the Fund will not invest more than 5% of its assets in securities of any one issuer, except for obligations of the U.S. Government and its agencies, and the Fund may not acquire more than 10% of the voting securities of any one issuer.

Unless otherwise indicated, the following restrictions are fundamental meaning they may be changed only with the approval of a “majority vote of the outstanding shares” of the Fund as defined by the Investment Company Act of 1940. The  Fund will not:

1.

Invest more than 25% of total assets in one industry or group of related industries .

2.   Borrow money, except (1) in an amount not exceeding  33-1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (2)

      by entering into reverse repurchase agreements.

3.

Engage in the business of underwriting  the securities of other issuers, except as permitted by the 1940 Act. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities,

      regardless of whether the Fund may be considered to be an underwriter under the

     Securities Act of 1933, as amended (the “1933 Act”).

4.   Issue senior securities.

5.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that  invest, deal or otherwise engage in transactions in or hold real estate or interest therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the rights to enforce security interests.

6.   Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving foreign currency, futures contracts and options,

       forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed delivery basis or other financial instruments, or investing in securities or other instruments that are secured by physical commodities.

7.

Lend money or other assets, except to the extent permitted by the 1940 Act. This restriction does not prevent the Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries or institutional investors, or investing in loans, including assignments and participations.

Temporary Defensive Position. Fund may invest a large portion of assets in money market funds or short term investments for defensive purposes in response to market, economic, political or other conditions. In doing so, it may not achieve its objectives.

THE BOARD OF TRUSTEES

The Trust’s affairs are managed by the Board of Trustees (Board) which approves all significant agreements between the Trust and persons or companies doing business with the Fund, including agreements with the Fund’s custodian, transfer agent, investment adviser and administrator. All agreements are subject to limitations imposed by state and/or federal securities law and to the extent any contract contradicts such statutes, the contract would be unenforceable. Daily fund operations are managed by the Adviser.

CODE OF ETHICS

The Board has approved a Code of Ethics (Code) for the Fund and Adviser as required by Rule 17J-1 of the Investment Company Act of 1940. The Code governs the personal activities of persons who may have knowledge of the Fund’s investment activities (access persons), requires that they file regular reports concerning their personal securities trades and prohibits activities that may harm the Fund. The Code generally prohibits access persons from purchasing securities for their own accounts that may be purchased or held by the Fund. The Board is responsible for overseeing implementation of the Code.

INVESTMENT ADVISER

The Fund’s adviser, Bertolet Capital LLC (“Adviser”) is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”). John E. Deysher, an affiliated person of the Fund is the Managing Member of the Adviser (a limited liability company), and therefore controls Adviser.

John E. Deysher, Portfolio Manager, oversees the Fund’s daily investment activities. In addition to the Fund, Mr. Deysher manages one institutional account (“Account”) with approximately $7.1 million in assets at Dec.31, 2006. Advisor believes management of Account does not present any material conflicts of interest in either devotion of time or allocation of investment opportunities. Both Fund and Account have the same investment objectives and restrictions.  Purchases and sales of securities are made jointly and allocated at the close of trading in proportion to net assets using an average price. Fund and Account are monitored for security balance on a monthly basis at a minimum. Advisory fees for Fund and Account are based on percentage of net assets and are not tied in any way to account performance.  While every attempt will be made to manage the Fund and Account in parallel fashion, due to cash flows, types of investments, and other factors, there can be no guarantee that performances will be similar.

Mr. Deysher receives no salary, bonus or deferred/retirement compensation from Fund on a regular basis. As sole owner of Bertolet Capital LLC, adviser to the Fund and Account, Mr. Deysher is entitled to the net profit or loss after expenses of Adviser each year. Although not required to do so, Mr. Deysher intends to invest all net profits generated by the Fund’s advisory fee in additional Fund shares. As of Dec. 31, 2006, Mr. Deysher owned Fund shares with a dollar value in excess of $1,000,000.

As described in the Prospectus, the Fund pays Adviser an advisory fee which is accrued daily and paid monthly at an annual rate of 1.25% of Fund average net assets up to $300 million and an annual rate of 1.00% of Fund average net assets thereafter. For 2006 and 2005, Adviser agreed to waive fees and reimburse expenses so the Fund’s total operating expenses did not exceed 1.49% of its average net assets.

For the year end Dec.31, 2006, Adviser was entitled to  $269,000 in fees and reimbursed the Fund  $27,900 for certain  expenses. For the year end Dec.31, 2005, Adviser was entitled to $156,000 in fees and reimbursed the Fund $51,600 for certain expenses. For the year end Dec. 31, 2004, Adviser was entitled to $75,681 in fees and reimbursed the Fund $22,883 for certain expenses.

Subject to the direction and supervision of the Board, Adviser manages the Fund’s portfolio in accordance with stated policies and objectives. Adviser makes investment decisions and places purchase and sale orders for security transactions.

Adviser furnishes office facilities, clerical and administrative services and is responsible for the business affairs of the Fund including providing  personnel for record keeping, preparation of government reports and responding to shareholder communications.

Adviser has agreed to waive its fees and reimburse Fund expenses in order to limit operating expenses to 1.49% of  Fund average net assets through May 1, 2007.  Adviser will be entitled to fees waived or expenses reimbursed by the Adviser to the Fund. Fees waived and expenses reimbursed during a given year may be paid to the Adviser during the following 3 years to the extent that payment of such expenses does not cause the Fund to exceed the 1.49% limitation. If the 12b-1 Plan is implemented, the operating expense limit will be adjusted to 1.74% of average net assets.

TRUSTEES AND OFFICERS

The Board has overall responsibility for conduct of the Trust’s affairs. Day to day Fund operations are managed by the Adviser subject to review by the Board of Trustees shown below along with their positions for the last 5 years.

The following table provides biographical information with respect to each  Trustee:

________________________________________________________________________

Name, Address, Age   Position            Term of Office         Principal Occupation

                            with Fund         Length of Time         During Past 5 Years

                                                                    Served                                                                   Other Directorships

Interested Trustee

John E. Deysher  CFA*   Trustee                 Unlimited           Managing member, Adviser                None

(age 52)                          President            since inception        since 2003

                                       Treasurer                                           Principal, Portfolio manager

                                       Secretary                                          Royce & Asso. (1990-2002)

Independent Trustees

Edward  P. Breau CFA   Trustee                Unlimited              Private Investor                                      None

(age 74)                                                  since inception          since 1997

Richard M. Connelly       Trustee               Unlimited             General Counsel,                                     None

(age 51)                                                   since inception        JG Wentworth since 1999

James W. Denney            Trustee               Unlimited               President, Mohawk Asset           Director, Electric

(age 42)                                                   since inception        Management since 1999                  City Funds

There is only one fund in the fund complex.

*Interested person of Fund who is Portfolio Manager and Managing Member of Adviser.

Address of each Trustee is c/o Bertolet Capital Trust, 1414 Sixth Ave-900 NY NY 10019

The Audit Committee consists of the independent trustees, Mr. Breau, Mr. Connelly and Mr. Denney. The committee meets at least annually with the independent auditors and Fund executives to review the accounting principles applied by the Fund in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants.  Committee recommendations are made to the full Board.

The Audit Committee met one time during the year end Dec. 31, 2006.

The table below shows compensation to Trustees for the year ended Dec. 31, 2006.

Name                       Aggregate              Retirement Benefits

                              Compensation           Accrued as  Trust           Total Compensation

                                 from Fund                     Expense                           from  Fund ________________________________________________________________________

Interested Trustee

John E. Deysher, CFA            $0                             $0                                          $0

Independent Trustees

Edward P. Breau, CFA    $  1300                             $0                                   $1300

Richard M. Connelly        $  1300                             $0                                   $1300

James W. Denney             $  1300                             $0                                   $1300

The Fund does not offer retirement benefits to Fund Trustees or Officers.

The table below shows the value of Trustee Fund ownership at  Dec. 31, 2006.

Name                             Aggregate Dollar Range of

                                           Ownership in Fund

Edward P. Breau                     Over $100,000

Richard M. Connelly              $50,001-100,000

James W. Denney                    $0-10,000

John E. Deysher                      Over $100,000

PRINCIPAL HOLDERS OF FUND SHARES

At April 1, 2007 the following persons were known to the Fund to be the record and/or beneficial owners of 5% or more of outstanding Fund shares.

Name & address                                         Number        Type of                 Percentage of

                                                                  of Shares       Ownership         Outstanding Shs.

National Investor Services  Corp.               912,260           Record                     33.9%

For Exclusive Benefit of Our Customers

100 Wall Street

New York, NY  10005

Weiller Value Fund LP                               198,183           Record                       7.4%

663 Mourning Dove Dr,

Sarasota, FL  34236

Cameron Baird Fdn.                                    152,235          Record                        5.7%

One M&T Plaza-900

Buffalo, NY 14203

At April 1, 2007 Fund trustees and officers as a group owned 6.1% of Fund shares.

TAX INFORMATION

The Fund qualifies and intends to continue to qualify as regulated investment company under Subchapter M of the Internal Revenue Code so as to be relieved of the federal income tax on its net gain and net investment income distributions. To qualify as regulated investment company, the Fund must, among other things,  distribute to shareholders substantially all of its income from dividends, interest, net realized capital gains and all other income derived from its business of investing in securities. Shareholder distributions are reinvested in additional Fund shares unless shareholder has requested in writing to have them paid by check.

The Fund will attempt to be tax efficient on the sale of securities to minimize the impact of taxes on shareholders. The Fund will attempt to hold portfolio turnover to a minimum to limit the amount of short-term capital gains and brokerage commissions. However, the Fund will rarely let tax or turnover considerations take priority over investment merits.

For federal income tax purposes, Fund distributions, whether received in cash or reinvested in additional shares, from net investment income and any net realized short term gains are taxable to you as ordinary income, except that distributions of qualifying dividends from domestic corporations and qualified foreign corporations are taxable at 15% (5% for 10% and 15% tax brackets). Distributions of net long-term gains are taxable as long term gains regardless of length of time Fund shares are held. Distributions are taxable whether received in cash or reinvested in Fund shares.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. Shareholders not subject to  income taxes will not pay taxes on distributions.

If shares are purchased shortly before a distribution, the shareholder will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution whether or not the distribution is reinvested. A shareholder should carefully consider the tax implication of purchasing shares just before a distribution record date.

If a shareholder fails to furnish his social security number or taxpayer ID number, the Fund may be required to withhold federal income tax (backup withholding) on all distributions. Distributions may also be subject to backup withholding if the shareholder fails to certify  that he is not subject to backup withholding.

A redemption of shares is a taxable event and a capital gain or loss may be recognized. A shareholder may wish to consult a tax advisor for further specifics of tax related issues.

For Federal income tax purposes, distributions of  net investment income (but not short term capital gains) to U.S. corporate shareholders may qualify in part for the 70% dividends received deduction.  The Fund will notify all shareholders annually of the percentage of Fund dividend distributions qualifying for preferential tax treatment. A portion of the Fund’s distributions derived from interest on certain U.S. Government obligations may be exempt from state and local taxes.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Decisions to buy and sell securities are made by Adviser subject to review by the Board . In placing orders with brokers it is Adviser’s policy to seek the best execution at the most favorable price taking into account execution capability, financial integrity and research services provided by the broker-dealer. Adviser is specifically authorized to pay a broker-dealer a commission in excess of what another broker-dealer might charge if Adviser determines in good faith that the commission is reasonable in relation to the value of the execution or research services provided. Research services may include general economic, industry or company research, market and statistical information, and advice on the availability, purchasers or sellers of a particular security. Research services may be used by Adviser in servicing other accounts in addition to the Fund and not all services may be used in connection with the Fund. For periods ended Dec 31, 2006,2005 and 2004 the Fund paid $46,400,  $30,900 and $30,435 respectively in brokerage commissions.

Over the counter securities and fixed income securities are generally purchased through market makers on either a principal or agency basis.

CUSTODIAN

U.S. Bank NA ,425 Walnut Street, Cincinnati OH 45202  acts as Fund custodian.  It holds all securities and cash of the Fund, delivers and receives payment for securities  sold, receives and pays for securities purchased, collects income from investments and performs other duties as directed by the Adviser. U.S. Bank  NA has no supervisory function over management of the Fund.

TRANSFER AGENT/ FUND ACCOUNTING/ SHAREHOLDER SERVICES

Mutual Shareholder Services(“MSS”), 8000 Towne Centre Dr-400,Broadview Hts, OH 44141 acts as transfer, distribution paying, and shareholder servicing agent for the Fund pursuant to a written agreement with the Trust and Fund. Under the agreement, MSS is responsible for administering and performing transfer agent functions, distribution payment, shareholder administration, and maintaining all Fund records.

MSS also acts as fund accountant and performs limited administrative services pursuant to a written agreement with the Trust and Fund. MSS supervises all Fund operations except those performed by Adviser under the Fund’s advisory agreement, including:

(a)

calculating Fund’s net asset value.

(b)

preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the Investment Company Act of 1940.

(c)

preparing financial statements contained in Fund’s shareholder reports.

(d) preparing reports and filings for the SEC.

(e)maintaining the Fund’s financial accounts and records.

For services rendered ,Fund pays MSS an annual fee as a percentage of average net assets paid monthly as determined by valuations made at the close of each business day.

For the years ending Dec. 31, 2006, 2005 and 2004 the Fund paid MSS fund accounting and transfer agency fees of $30,300, $29,900 and $22,200 respectively.

DISTRIBUTOR/UNDERWRITER

The Fund directly distributes its shares and assesses no distribution charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, 1818 Market St-2400, Phila. PA 19103 serves as the Fund’s independent registered public accountants providing audit services, tax return preparation and assistance and consultation in connection with review of various regulatory filings.

DISTRIBUTION PLAN

The Fund has adopted, but not implemented, a plan pursuant to Rule 12b-1 under the 1940 Act (the Plan) whereby the Fund may pay a monthly fee at the annual rate  of 0.25% of the Fund’s average daily net assets to Adviser and others for providing distribution services and/or maintaining shareholder accounts related to the distribution of Fund shares. Adviser may use such fees to pay for expenses incurred in the distribution and promotion of the Fund’s shares, including but not limited to, printing prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, other distribution related expenses and any distribution or service fees paid to broker-dealers or others who have executed selling agreements with the Fund. Any distribution expenses in excess of 0.25% per annum will be borne by the Adviser. It is possible that Plan accruals may exceed actual Adviser expenditures for eligible services and such fees are not strictly tied to the provision of such services.

The Plan also provides that to the extent the Fund, Adviser or other parties on behalf of the Fund make payments that are deemed to be payments for the financing of any activity primarily intended to result in sale of Fund shares within context of Rule 12b-1, such payments shall be deemed to have been made pursuant to the Plan. In no event shall payments made under the Plan exceed the amount permitted to be paid pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc.

The Board has determined that consistent cash flow from the sales of new shares is necessary and appropriate to meet redemptions and to exploit buying opportunities without having to make unwanted liquidations of portfolio securities. The Board believes  it will benefit the Fund to have monies available for the direct distribution activities of  Adviser in promoting the sale of the Fund’s shares and to avoid any uncertainties on whether other payments constitute distribution expenses on the Fund’s behalf. The Board , including non interested Trustees, has concluded that in the exercise of their reasonable business judgment and fiduciary duties, there is reasonable likelihood the Plan will benefit the Fund and its shareholders.

The Plan has been approved by the Board, including all non-interested Trustees as defined in the 1940 Act. The Plan must be renewed annually by the Board, including the majority of non-interested Trustees and who have no direct or indirect financial interest in the Plan’s operation. Votes must be cast in person at a meeting called for that purpose.  The Plan and any related agreements may be terminated at any time, without penalty by a majority vote of non-interested Trustees or by majority vote of all outstanding Fund shares. Adviser, broker-dealer or other firms may also terminate their respective agreements at any time upon written notice.

The Plan may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund’s outstanding shares.

All material amendments to the Plan shall be approved by majority vote of the non-interested Trustees, cast in person at a Board meeting.

Adviser is required to report in writing to the Board at least quarterly on the amounts and purposes of any payments made under the Plan. Adviser shall furnish the Board with any other information reasonably requested to enable the Board to make an informed decision of whether the Plan should be continued.

Although the Plan has been adopted by the Board, the Plan will not be implemented while the Prospectus dated May 1, 2007 is in effect.

CAPITAL STOCK INFORMATION

The Board has the power to designate one or more series of shares of common stock (each a “series” or “Fund”) and to classify or reclassify any unissued shares with respect to such series. The Fund is the only series offered by the Trust. The Fund offers only one class of shares but the  Board is authorized to create additional classes.

Shareholders are entitled to:

(i)

one vote per full share;

(ii)

a pro-rata share of distributions declared by the Board out of funds legally available;

(iii)

upon liquidation, to participate ratably in assets available for distribution.

There are no conversion or sinking fund provisions applicable to the shares and shareholders have no preemptive or cumulative voting rights. Shares are redeemable and fully transferable. All shares issued by the Fund will be fully paid and non assessable.

FINANCIAL STATEMENTS

Financial statements and independent auditor’s opinion required to be included in the SAI are incorporated herein by reference to Fund’s Annual Report dated Dec. 31, 2006. Fund Annual and Semi-annual reports are available without charge by calling 877-369-3705 toll free or by visiting the Fund’s website at www.pinnaclevaluefund.com.

PROXY VOTING POLICIES & PROCEDURES

The Board has adopted the following proxy voting policies and procedures. The Board has delegated all proxy voting decisions to Bertolet Capital LLC, Fund Adviser. In voting proxies, Adviser is guided by general fiduciary duties to act solely in the best interest of Fund shareholders and avoid any material conflicts of interest.  If a material conflict of interest arises, the proxy will be voted in accordance with the recommendation of an independent third party research firm. Adviser will attempt to consider all relevant factors and will vote proxies to enhance and/or protect shareholder value.

Adviser is responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities owned. All proxies are logged in upon receipt  and reviewed to assess issues presented. Adviser divides proxies into “routine” and “non-routine” matters.

1.

Routine matters (non-contested elections, CPA approval, etc.) will usually be voted as proposed by the issuer’s Board of Directors.

2.

Non-routine matters (contested elections, shareholder proposals, etc.) will be examined on an issue by issue basis and voted in the best interests of shareholders.

3.

Adviser may occasionally abstain from voting a proxy or specific proxy item when it concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client’s best interest to vote.

The Fund treats corporate governance seriously and will generally vote against proposals involving excessive compensation, unusual stock options, preferential voting, poison pills and other management entrenching devices.

Copies of executed proxy statements and cards are kept at the Adviser’s office.

The Fund’s most recent Annual Proxy Voting Record and Proxy Voting Policy is available free by calling/writing Mutual Shareholder Services, at 877-369-3705 toll free.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board has adopted the following policies and procedures concerning disclosure of  Fund portfolio holdings. It is the Fund’s policy to prevent selective disclosure of non-public information concerning Fund portfolio holdings. The Fund’s Chief Compliance Officer (CCO) has sole discretion regarding this disclosure. Unless specifically authorized by the CCO, no portfolio holdings information may be provided to anyone except in accordance with the following:

Public Disclosure of Portfolio Holdings

The Fund will distribute complete portfolio holdings information to retail and institutional shareholders through annual and semi-annual reports mailed within 60 days of period end. Such reports are also made available to the public through postings at the same time to the Fund’s website  www.pinnaclevaluefund.com. Complete portfolio holdings are filed with the SEC on Form NQ for the first and third quarters within 60 days of quarter end and may be accessed at the SEC’s website http//www.sec.gov.

Non-Public Dissemination of Portfolio Holdings Information

Periodically, portfolio holdings information not publicly available may be required by the Fund’s service providers in order to perform various services for the Fund including, but not limited to custodian, pricing, auditing, printing, legal, and compliance services.

Service providers may be provided with such information if it serves a legitimate business purpose and service provider has agreed in writing to keep such information confidential. At present, the Fund has ongoing arrangements with the following service providers to provide them with non-public portfolio holdings information:

Mutual Shareholder Services: information provided daily with no time lag.

U.S. Bank (NA): information provided daily with no time lag.

Tait, Weller & Baker LLP: information provided as needed with no time lag.

Thompson Hine LLP: information provided as needed with no time lag.

The Fund may occasionally reveal certain portfolio holdings to broker-dealers who execute securities transactions on behalf of the Fund. Also, Fund trustees and certain officers and employees may have access to non public portfolio holdings information. While the Fund does not enter into confidentiality agreements, all such persons are required by Fund and Adviser under general fiduciary principals to keep such information confidential. In addition, Fund employees and Trustees are bound by a Code of Ethics.

The Fund generally does not provide non-public portfolio holdings information to rating or ranking organizations.

Nothing herein is intended to prevent disclosure or portfolio holdings information as required by law such as request from regulators or to comply with subpoenas

Other

Neither the Fund, Adviser nor any other party  will enter into any arrangement providing for selective disclosure of non-public portfolio holding information for compensation or consideration of any kind.

As part of the annual review of the Fund’s compliance program and report to the Trustees, the CCO will report on (1) the operation and effectiveness of policies and procedures and (2) any changes to policies and procedures that are recommended.

PART C   Other information

Item 23. Exhibits

a.

(1) Certificate of Trust of  Bertolet Capital Trust- previously filed on Jan. 30, 2003 as           exhibit 99.H to initial registration statement.

(2)

Declaration of Trust of Bertolet Capital Trust- previously filed on Jan. 30, 2003 as exhibit 99.H to initial registration statement.

b.

Bylaws of Bertolet Capital Trust- previously filed

c.

Instruments Defining Rights of Securities Holders. None.

d.

Advisory Agreement between Pinnacle Value Fund and Bertolet Capital LLC dated March 22, 2003-  previously filed

e.   Underwriting Contracts. None

f.

Bonus or Profit Sharing Contracts. None

g.

Custody Agreement between Bertolet Capital Trust  and U.S. Bank dated

 March 6, 2003- previously filed

h.

Transfer Agent Agreement and Fund Accountant Agreement between Bertolet Capital

Trust and Mutual Shareholder Services dated April 1 2003- previously filed

i.

Legal Opinion- (1) Opinion of Thompson Hine LLP- previously filed on April 28, 2006 with Post-effective Amendment No. 4. (2) Consent of Thompson Hine LLP filed herein.

j.

Consent of Independent Auditors- filed herein.

k.

Financial Statements. None

l.

Subscription Agreement- previously filed

m.

12b-1 Distribution Plan of Pinnacle Value Fund- previously filed

n.

Rule 18f-3 Plan. None

p.

Code of Ethics of Pinnacle Value Fund- previously filed

Item 24. Persons Controlled by or Under Common Control within the Fund.  None

Item 25. Indemnification

Article X, Section 2 of the Declaration of Trust provides that Registrant shall indemnify any present or former trustee or officer (“Covered Person”) of  Registrant to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in settlement thereof. Indemnification will not be provided to a person judged by a court or other body to be liable to  Registrant or its shareholders by reason of “willful malfeasance, bad faith, gross negligence or reckless disregard for the duties involved in the conduct of his office” (“Disabling Conduct”) or not to have acted in good faith in the reasonable belief that his action was in the best interest of Registrant. In the event of a settlement, no indemnification will be provided unless there has been a determination that the trustee or officer did not engage in Disabling Conduct by: (i) the court or other body approving the settlement; (ii) at least a majority of those trustees who are neither interested persons of the trust nor are parties to the matter based upon a review of readily available facts; or (iii) written opinion of independent legal counsel based upon a review of readily available facts.

Insofar as indemnification arising for liabilities arising under the Securities Act of 1933 (“Act”) may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise,  Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered,  Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.  None

Item 27. Principal Underwriter. None

Item 28. Location of Accounts and Records.

All accounts, books and documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of  Registrant at 1414 Sixth Ave-900 NY, NY 10019 and Transfer Agent at 8000 Towne Center Dr- 400, Brecksville Hts, OH 44147 except that all records relating to custodial activities are maintained at the office of the Custodian at 425 Walnut Street, Cincinnati, Ohio  45201.

Item 29. Management Services.  Not Applicable

Item 30. Undertakings. Not Applicable

Pursuant to the requirements of the Securities Act and the Investment Company Act , the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under rule 485(6) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on April 26, 2007.

BERTOLET CAPITAL TRUST

By: /s/  John E. Deysher

           John E. Deysher

           President and Secretary

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

NAME                                       TITLE                                       DATE

/s/ Edward P. Breau                     Trustee                                     April 26, 2007

/s/ Richard M. Connelly               Trustee                                    April 26 , 2007

/s/ James W. Denney                    Trustee                                    April 26, 2007

/s/ John E. Deysher                       President, Secretary                April 26, 2007

                                                    Trustee